Exhibit 99.1

American Virtual Cloud Technologies, Inc. (NASDAQ: AVCT) January 2021 Update

DISCLAIMER

This presentation (this "Presentation") and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities.

No representations or warranties, express or implied are given in, or in respect of, this Presentation. To the fullest extent permitted by law in no circumstances will American Virtual Cloud Technologies, Inc. ("AVCT") or any of its subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. AVCT has not independently verified the data obtained from these sources and cannot assure you of the data's accuracy or completeness. This data is subject to change. Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with AVCT or its representatives as investment, legal or tax advice. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of AVCT or an investment in AVCT. Recipients of this Presentation should each make their own evaluation of AVCT and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.

Forward-Looking Statements

This Presentation includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics and projections of market size and opportunity. These statements are based on various assumptions and on the current expectations of AVCT's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of AVCT. These forward-looking statements are subject to a number of risks and uncertainties, including changes in AVCT's clients' preferences, prospects and the competitive conditions prevailing in the industries in which AVCT operates; AVCT's substantial indebtedness; risks associated with the potential effects of COVID-19 on AVCT's business; risks that the Kandy Communications business will not be integrated successfully; failure to realize anticipated benefits of the combined operations; ability to retain key personnel; the potential impact of consummation of the Kandy Communications acquisition on relationships with third parties, including customers, employees and competitors; conditions in the capital markets; and those factors discussed in AVCT's annual report on Form 10-K filed with the SEC on June 29, 2020 under the heading "Risk Factors," and other documents of AVCT filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that AVCT presently does not know or that AVCT currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect AVCT's expectations, plans or forecasts of future events and views as of the date of this document. AVCT anticipates that subsequent events and developments will cause its assessments to change. However, while AVCT may elect to update these forward-looking statements at some point in the future, AVCT specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing AVCT's assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements

Trademarks

This Presentation contains trademarks, service marks, trade names and copyrights of AVCT and other companies, which are the property of their respective owners.

Global Mobile Virtual While globalization & mobilization have been easy to recognize, the COVID - 19 pandemic has made the concept of virtualization (the ‘cloud’), especially cloud communications, a real element to the masses. Cloud Communications Market Opportunity $36 $47 $4 $8 $6 $23 2020 2025 Total Addressable Market (TAM) 1 UCaaS CCaaS CPaaS ’20 - ’25 CAG R 12% 33% 17% 6% ($ in billions) 65% 7% 6% 5% 4% 4% 3% 3% 3% No Clear Established Leader 2 Others RingCentral Vonage Mitel 8x8 Verizon Nextiva Comcast Windstream $45 $78 (1) IDC - Worldwide Unified Communications and Collaboration Forecast (2) Frost & Sullivan – North American IP Telephony and UCaaS market

American Virtual Cloud Technologies

Corporate Officers



Xavier Williams | President & CEO

- Former President - Public Sector & FirstNet Solutions, Former President – National Business, Former President - Wholesale Markets, Former President – Business Operations, Former EVP – Global Customer Services at AT&T



Michael Dennis | Chief Operating Officer

- Former President & CEO of Big Green Group
- Former Group Vice President, Services at Avaya



Thomas King | Chief Financial Officer

- Former Chief Financial Officer at Tier One Holding Corp & Allied Systems Holdings, Inc.
- Former Engagement Partner at Tatum (a Randstad Company)

Operations

Computex Technology Solutions – an AVCtechnologies company

Acquired April 2020

Capabilities as a Managed Services Provider & Cybersecurity space with superior customer experience.

Kandy – an AVCtechnologies company

Acquired December 2020

Globally deployed, carrier grade proprietary Cloud Communication platform supporting UCaaS, CCaaS and CPaaS.

Key Partnerships

Strategic partnerships enable access to marquee customer base, ability to sell end to end solutions and provide white label capabilities

What are we solving for? Vendor Or Internal Cost Service Unknown Unpredictable Variable Carrier Connectivity (Internet Access/Transport) Network IT Support Security Cloud Communications (UCaaS, CPaaS, CCaaS) The lack of accountability & confusion in the marketplace damages customer experience

'Purpose-Built Upstart'



KANDY
Acquired
December 2020
UCaaS
CPaaS
CCaaS
Strategic Alliances
Tier 1 Carrier
Agreement(s)
Internet Access
Cloud Connect
SD-WAN
Acquired
April 2020
COMPUTEX
TECHNOLOGY SOLUTIONS
Managed Cybersecurity
Managed Infrastructure
Cloud Services
Digital Workplace
AVC
technologies

*AVCT will provide a **globally deployed, carrier grade Cloud Communication platform** that addresses the needs of medium & large enterprises as they move from legacy services to web-based solutions. With a **white glove experience** enabled through its **managed services & cybersecurity** wrapper, AVCT is positioned as an effective white label vendor of choice for UCaaS, CCaaS & CPaaS.*

AVC technologies

How is AVCT Differentiated?

Connectivity → Network → Managed IT & Security → Cloud Communications (UCaaS, CPaaS, CCaaS)

AVC technologies



Medium & Large Enterprise

AVCT Differentiators

- ✓ Scaled platform supporting entire cloud comm stack
- ✓ Advanced support (NOC & SOC)
- ✓ Broad suite of services
- ✓ Channel enablement tools
- ✓ Secure service delivery
- ✓ Expandable global presence

Customer Benefits

- ✓ Single point of contact
- ✓ Faster resolution
- ✓ Improved total cost of ownership
- ✓ Predictable cost model
- ✓ Less distractions: ability to focus on core business
- ✓ Easy access to competitive technology solutions

Well Positioned in the Marketplace Kandy is focused on highly complex, medium and large Enterprise deployments. Augmented with Computex’s managed services capabilities further enhances the customer experience UCaaS (Telephony) CCaaS (Contact Center) CPaaS (Programmable APIs) # of Seats 1,000+ Large Enterprise 100 – 1,000 Medium Enterprise 10 – 99 Small Business 1 - 9 SoHo 1,000+ Large Enterprise 500 – 1,000 Medium Enterprise 100 – 499 Small Business 1 - 9 Micro Carrier - Grade Enterprise - Centric Transactional

Well Positioned in the Marketplace

Target Customers (seats)	AVC technologies (KANDY, COMPUTEX)	UCaaS (VONAGE, RingCentral, 8x8)	CCaaS (Five9, NICE inContact)	CPaaS (bandwidth, twilio)	Legacy / On-Prem (AVAYA, CISCO, Mitel)	Carriers / Managed Network / Cable (CenturyLink, verizon, MASERGY, AT&T, COMCAST, Spectrum)
Small Business (10-99)	✓ White Label	✓		✓	✓	✓
Medium Enterprise (100-1,000)	✓	✓	✓	✓	✓	✓
Large Enterprise (1,000+)	✓		✓	✓	✓	✓
Capabilities						
UCaaS	●	●	○	○	◑	◔
CPaaS	◕	◑	○	●	○	○
CCaaS	◑	◑	●	◑	◔	○
Organically Developed, Cohesive Platform	◕	◑	◕	◕	◑	○
Connectivity / SD-WAN	◑	◔	◔	○	○	●
Global Presence	◕	◑	◑	◔	◑	●
White Label & Partner Portals	◕	◕	◔	◑	◔	◑
White Glove Service	◕	◔	◔	◔	◔	◔
Security Offering	◑	○	○	○	○	◑
Network Management	◑	◔	○	○	○	◑
Advanced NOC & SOC	◑	◔	◔	○	◔	◑

Global Cloud PaaS Footprint Montreal Virginia Toronto Dallas London Amsterdam Sydney Melbourne Dubai Abu Dhabi • Carrier - grade elements are deployed in geo - redundant configurations • Deployed in world - class datacenters assures multiple layers of fault tolerance • 24/7 Support NOC, eyes on glass • ISO 27001 certified • HIPPA planned in - year

Global Cloud Product Offerings Kandy is a scaled, proprietary multi - tenant cloud platform to deliver UCaaS, CCaaS and CPaaS UCaaS White Label UCaaS on a Global Scale • Customizable Packages: From the basics to soft clients and collaboration • Reseller Ready Portal: White label multi - tier portal • WebRTC Differentiation: Wrappers, soft clients, WebRTC API • Per user/seat • Near term driver of growth Marketplace Consumption Packaged or a la Carte CCaaS White Label Contact Center • Better Customer Engagement • Omni Channel Communications • Powerful AI integration Three Options: A. Live Support Wrapper B. Kandy Call Center C. Kandy Contact Center • Per user/seat • Mid term driver of Growth CPaaS White Label CPaaS & RTC Marketplace • API - Enable Your Existing Network, Drive Consumption • Create Your Own Twilio • Digital Partner RTC Marketplace • Easy Button For Consumption • Integrated CSP Billing • Per transaction • Long term driver of growth

Marquee and Referenceable Enterprise Customers

Leading Auto Parts Retailer

One the largest known enterprise migrations to date

UCaaS integrated with 3rd party SD-WAN

Realizing savings in dial tone & datacom costs

Created zero touch provisioning tools to migrate all the store assets

Global Financial Institution

Created a mediation layer across existing legacy vendors

Saving $25MM annually in maintenance costs

Leverages existing IT assets (Cisco, Acano, Digital Assistant, Zoom, Jabra headsets)

اتصالات etisalat

Largest telecom operator in the Middle-East, 140MM total subs in 16 countries

Etisalat Found success with Kandy after failed attempts with other reputable vendors

Private cloud UCaaS solution, CCaaS/CPaaS expected next

City of Los Angeles — Founded 1781

Creating a common, city-wide, collaboration environment for City of Los Angeles staff

Migrate seats from 45 legacy on-premise PBXs

LAPD, library, sanitation, building department already migrated

IBM

Canadian public cloud instance to support the Province of Quebec

Kandy was the only vendor that met requirements

All of the Province's telecom services will migrate over a number of years

AT&T

Launched AT&T API marketplace in early 2020

Won click-to-connect IP Toll-Free enhancement with CCaaS wrappers

Won DRaaS supporting Microsoft Teams offerings

Other Select Customers

Hertz · MASERGY · NUWAVE COMMUNICATIONS · 香港寬頻 HONG KONG BROADBAND NETWORK · OPTUS yes · timico®

Kandy expects to achieve more than 1.4MM seats just with its existing customer base

Go To Market Approach AVCT has developed a clear go - to - market strategy that leverages the team’s prior experiences and utilizes multiple avenues to attack the TAM Multiple Ways to Win 1 Accelerate current Enterprise momentum Existing Kandy Direct Sales Channel White Label Additional Routes to Market Cross - sell into Computex enterprise customer base Ramp channel partner sales with additional headcount Ramp white label partner sales with additional headcount 2 Cloud Services Continued growth in IT managed services 4 3 Access to warm Enterprise customer leads Strategic Alliances

Investment Opportunity Summary Access to Marquee Enterprise Customer Base Attractive Financial Profile to Drive Significant Equity Upside Compelling Go - to - Market Strategies Comprehensive Proprietary Platform: UCaaS, CCaaS, CPaaS and Managed Services Seasoned Leadership Team with Proven Track Record $45BN TAM in Cloud Communication s growing to $78BN

Appendix

KANDY™

an AVCtechnologies company

- **A full-service, white label communications solution provider**
- **Recently acquired by AVCtechnologies (Dec 2020)**
- **Previously part of Ribbon Communications, now a shareholder**
- **400+ employees**
- **3 Kandy Cloud Services on 1 Ubiquitous Platform:**
    - Unified Communications as a Service (UCaaS)
    - Contact Center as a Service (CCaaS)
    - Communications Platform as a Service (CPaaS)

*We provide a **globally deployed, carrier grade Cloud Communication platform** that addresses the needs of enterprises as they move from legacy services to web-based solutions.*

Large Enterprise Focus

We achieve platform stickiness by focusing on solving complex real-time communications environments.

Global Footprint

Leverage global cloud footprint to onboard multi-national enterprises with the same experience globally

White Label PaaS

Leverage channel partners; use high touch sales to engage with large enterprises, provide flexible deployment models

Bridge CPaaS & Existing UCaaS

Protect existing investments, preserve quality of service, enable enterprise-grade SLAs.

Commercial Model Focus

Focus on value-based pricing for pre-packaged, turnkey solutions vs transactional API consumption

www.kandy.io

KANDY

A White Label and Carrier-Grade SaaS Platform for Service Creation, Delivery and Revenue Generation

CLOUD COMMUNICATIONS

Enabling Service Providers & ISVs to offer their own innovative CPaaS, UCaaS and CCaaS offers to businesses

• New revenue offers • Compete with other CPaaS offers • API-enable your UCaaS with CPaaS & WebRTC • Your Cloud, Our Cloud or Hybrid

CPaaS & EMBEDDED COMMUNICATIONS

Communications Platform as a Service
Enables Digital Service Creation and Revenue Generation with APIs, Pre-Packaged "Wrapper" Apps and Ecosystem. Overlay UCaaS and offer your own CPaaS.

Embedded Communications as a Service
Enables communications to be integrated into Business Applications and Processes with turnkey and easy to deploy "Wrapper" applications and single pane of glass clients.

UCaaS, CCaaS AND SIP TRUNKING

Unified Communications as a Service
Kandy delivers a suite of turn-key cloud UC services such as Cloud PBX, Contact Center, PSTN, Collaboration clients and pre-packaged applications.

SIP Trunking as a Service
Helps Service Providers turn on Business Services quickly while extending reach and increasing revenue via Overlay Services including Microsoft Teams.

COMMUNICATIONS APIs

15 years of real time communications software R&D and IPR

Voice
IP-to-IP voice calls, SIP Trunking and full WebRTC functionality. Also, make and receive calls to and from PSTN numbers

Video
High quality, low-latency video with scalable resolution. With full WebRTC functionality on web & mobile

Messaging
Full international SMS functionality, rich messages with pictures, video, group messaging, location and contact sharing

Collaboration
Presence, co-browsing, screen sharing and P2P data channel

KANDY WRAPPERS

Quick deployment pre-packaged applications

Live Support Suite
Let your customers chat and collaborate with your agent easily

- Provide white-glove online customer experiences
- Improve your field service outcomes by embedding real time communications in your app
- Reduce staffing costs and provide 24/7 support with AI & Bots
- Simplify deployments with WebRTC-based agents

Visual Attendant
Let your customers call your teams easily from your web page via a selectable menu

ENTERPRISE EXAMPLES

Hertz · City of Los Angeles · UC Davis · Stanley Black & Decker · InstaPract HealthTech IT Solutions · Burger King · Williams Mullen



www.kandy.io